Share-Based Compensation Plan - Summary of Fair Value Assigned to the Options Issued (Detail)	12 Months Ended
	Dec. 31, 2018 USD ($) yr	Dec. 31, 2017 USD ($) yr
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Expected volatility	55.50%	52.70%
Dividend	0.00%	0.00%
Risk-free interest rate	2.70%	2.05%
Expected life | yr	6.5	6.5
Fair value | $	$ 3.2541	$ 3.1869